UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2011

PEOPLESTRING CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	333-163290	90-0436540
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

157 Broad Street, Suite 109 Red Bank, NJ 07701
(Address of principal executive offices)

(732) 741-2840
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01  Other Events.

On February 22, 2011, PeopleString Corporation issued a press release announcing that it plans to launch its Beta version of the PeopleDeals & MarketPlace platform in March 2011.  The platform provides local businesses their own social application to attract and retain new customers, while leveraging their social connections.  An easy-to-use marketing dashboard permits users to create and launch social media, email, and SMS campaigns to promote their products, services and special offers.

A copy of the press release is filed as an exhibit hereto and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press Release of PeopleString Corporation, dated February 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLESTRING CORPORATION

Date: February 22, 2011	By:	/s/ Darin M. Myman
Darin M. Myman
President and Chief Executive Officer